Advisory Class
Prospectus Supplement
September 28, 2007

Morgan Stanley Institutional Liquidity Funds

Supplement dated September 28, 2007 to the Advisory Class Prospectus dated February 28, 2007

Advisory Class Portfolios

Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

All references in the Prospectus to the Fund’s Sub-Adviser are hereby deleted. Any services previously provided by the Sub-Adviser are now being provided by the Investment Adviser. The investment process utilized in managing each of the Portfolios has not changed and the same personnel will be managing the Portfolios.

The first sentence of the second paragraph of the section of the Prospectus entitled ‘‘General Shareholder Information – Distributions’’ is hereby deleted and replaced with the following:

The Portfolios declare income dividends on each business day based on their respective daily net income to shareholders of record.

Please retain this supplement for future reference.

LFADVPSPT